Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

FOR IMMEDIATE RELEASE

29 April 2024

RECOMMENDED CASH ACQUISITION

of

WINCANTON PLC ("WINCANTON")

by

GXO LOGISTICS, INC. ("GXO")

SCHEME OF ARRANGEMENT (THE "SCHEME") BECOMES EFFECTIVE

On 29 February 2024, GXO announced its firm intention to make a cash offer to acquire the entire issued and to be issued share capital of Wincanton (the "Acquisition") for an offer price of 605 pence in cash per Wincanton Share (the "GXO Offer"). On 1 March 2024, the board of Wincanton announced the Wincanton Directors’ intention to recommend the GXO Offer.

The scheme document in respect of the Acquisition (the "Scheme Document") was published and made available to Wincanton Shareholders on 14 March 2024.

On 10 April 20241, Wincanton announced that the Scheme had been approved by the requisite majority of Scheme Shareholders at the Scheme Meeting held on 10 April 2024 and the Special Resolution relating to the implementation of the Scheme had been approved by the requisite majority of Wincanton Shareholders at the General Meeting also held on 10 April 2024.

On 24 April 2024, GXO announced that it had received clearance under the NSI Act.

On 25 April 2024, Wincanton announced that the High Court of Justice in England and Wales had sanctioned the Scheme at the Court Sanction Hearing held on that date.

Wincanton is pleased to announce that, following the delivery of a copy of the Court Order to the Registrar of Companies today, the Scheme has now become effective in accordance with its terms and the entire issued share capital of Wincanton is now owned by GXO. The Acquisition has therefore now completed.

As previously advised, trading in Wincanton Shares on the London Stock Exchange was suspended with effect from 7.30 a.m. this morning. Applications have been made to the Financial Conduct Authority and the London Stock Exchange in relation to the cancellation of the listing of Wincanton Shares on the premium listing segment of the Official List of the Financial Conduct Authority and the cancellation of the admission to trading of Wincanton Shares on the London Stock Exchange’s main market for listed securities, which are each expected to take place at 7.30 a.m. on 30 April 2024. As a result of the Scheme having become effective, share certificates in respect of Wincanton Shares will cease to be valid documents of title and entitlements to Wincanton Shares held in uncertificated form in CREST are being cancelled.

A Scheme Shareholder on the register of members of Wincanton at the Scheme Record Time, being 6.00 p.m. on 26 April 2024, is entitled to receive 605 pence for each Wincanton Share held.

Settlement of the cash consideration to which any Scheme Shareholder is entitled will be effected by way of electronic payment, the despatch of cheques (for Wincanton Shareholders holding Scheme Shares in certificated form) or the crediting of CREST accounts (for Wincanton Shareholders holding Scheme Shares in uncertificated form) as soon as practicable. The latest date for despatch of cheques and settlement of the cash consideration in relation to the Acquisition through CREST is 13 May 2024.

1 The original announcement under RNS number 0894K made by on behalf of Wincanton at 16:45 on 10/04/2024 was corrected by the announcement under RNS number 3263K made at 14:55 on 11/04/2024.

Wincanton duly announces that, upon the Scheme becoming effective earlier today, Wincanton’s non-executive directors, Sir Martin Read CBE, Gillian Barr, Anthony Bickerstaff, Mihiri Jayaweera, Deborah Lentz and John Pattullo OBE, have each resigned from the Wincanton Board. Wincanton’s executive directors, James Wroath and Tom Hinton will remain on the Wincanton Board.

Wincanton is no longer in an "Offer Period" as defined in the Code and accordingly the dealing disclosure requirements previously notified to investors no longer apply.

Full details of the Acquisition are set out in the Scheme Document.

Capitalised terms used in this announcement (unless otherwise defined) have the same meanings as set out in the Scheme Document. All references to times in this announcement are to London, United Kingdom times unless otherwise stated.

Enquiries

Wincanton James Wroath, Chief Executive Officer Tom Hinton, Chief Financial Officer	+44 12 4971 0000
HSBC (Lead Financial Adviser, Rule 3 Adviser and Joint Corporate Broker to Wincanton) Anthony Parsons Christopher Fincken Charles-Antoine de Chatillon Joe Weaving	+44 20 7991 8888
Deutsche Numis (Joint Financial Adviser and Joint Corporate Broker to Wincanton) Mark Lander George Price Stuart Ord	+44 20 7260 1000
UBS (Joint Financial Adviser to Wincanton) Sandip Dhillon Arnould Fremy Hew Glyn Davies	+44 20 7567 8000
Headland (PR Adviser to Wincanton) Susanna Voyle Henry Wallers	+44 20 3805 4822

GXO Matthew Schmidt (US media) Neil Shelton (Investor contact) Chris Jordan (Investor contact)	+1 (203) 307 2809 +44 (0)7929 651 023 + 1 (203) 769 7228
Rothschild & Co (Lead Financial Adviser to GXO) Neil Thwaites Matthew Price	+44 (0)20 7280 5000
BofA Securities (Joint Financial Adviser and Corporate Broker to GXO) Geoff Iles Peter Luck Justin Anstee Ray Williams	+44(0)20 7628 1000
Brunswick (PR Adviser to GXO) Simon Sporborg David Litterick Pip Green	+44 (0)20 7404 5959

Herbert Smith Freehills LLP is acting as legal adviser to Wincanton.

Freshfields Bruckhaus Deringer LLP is acting as legal adviser to GXO in connection with the Acquisition. Wachtell Lipton Rosen & Katz is acting as legal adviser to GXO in connection with debt finance aspects of the Acquisition.

Important notices

HSBC Bank plc ("HSBC"), which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting as financial adviser to Wincanton and no one else in connection with the matters described in this Announcement and will not be responsible to anyone other than Wincanton for providing the protections afforded to clients of HSBC, or for providing advice in connection with the matters referred to herein. Neither HSBC nor any of its group undertakings or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of HSBC in connection with this Announcement or any matter referred to herein.

Numis Securities Limited (trading for these purposes as Deutsche Numis) ("Deutsche Numis"), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting as exclusively for Wincanton and no one else in connection with the matters described in this Announcement and will not be responsible to anyone other than Wincanton for providing the protections afforded to clients of Deutsche Numis, or for providing advice in connection with the matters referred to herein. Neither Deutsche Numis nor any of its group undertakings or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Deutsche Numis in connection with this Announcement or any matter referred to herein.

UBS AG London Branch ("UBS") is authorised and regulated by the Financial Market Supervisory Authority in Switzerland. It is authorised by the Prudential Regulation Authority and subject to regulation by the Financial Conduct Authority and limited regulation by the Prudential Regulation Authority in the United Kingdom. UBS is acting exclusively as financial adviser to Wincanton and no one else in connection with the matters described in this Announcement. In connection with such matters, UBS, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to any other person for providing the protections afforded to their clients or for providing advice in relation to this Announcement or any other matter referred to herein.

N.M. Rothschild & Sons Limited ("Rothschild & Co"), which is authorized and regulated by the Financial Conduct Authority in the United Kingdom, is acting exclusively for GXO and for no one else in connection with this Announcement and will not be responsible to anyone other than GXO for providing the protections afforded to its clients or for providing advice in connection with the subject matter of this Announcement.

Merrill Lynch International ("BofA Securities"), a subsidiary of Bank of America Corporation which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for GXO and for no one else in connection with the matters set out in this Announcement and will not be responsible to anyone other than GXO for providing the protections afforded to its clients or for providing advice in relation to the subject matter of this Announcement or any other matters referred to in this Announcement.

Further information

This Announcement is for information purposes only and is not intended to and does not constitute, or form part of, an offer to sell or an invitation to purchase any securities or the solicitation of an offer to buy, or otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any purchase, sale, issuance, transfer or exchange of securities of Wincanton or such solicitation in any jurisdiction in contravention of applicable law. The Acquisition is being made solely by means of the Scheme Document.

This Announcement has been prepared for the purpose of complying with English law, the Code, the Market Abuse Regulation and the Disclosure Guidance and Transparency Rules and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of other jurisdictions.

Each Wincanton Shareholder is advised to consult their independent professional adviser regarding the tax consequences to them (or to their beneficial owners) of the Acquisition.

This Announcement does not constitute a prospectus, prospectus equivalent document or exempted document.

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

Overseas Shareholders

The release, publication or distribution of this Announcement in certain jurisdictions may be restricted by law. Persons who are not resident in the United Kingdom or who are subject to the laws of other jurisdictions should inform themselves of, and observe, any applicable requirements. Further details in relation to Overseas Shareholders are contained in the Scheme Document. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person.

The Acquisition relates to shares of an English company and is proposed to be effected by means of a scheme of arrangement under the laws of England and Wales. Neither the US proxy solicitation rules nor the tender offer rules under the US Exchange Act apply to the Acquisition. Accordingly, the Acquisition is subject to the disclosure requirements, rules and practices applicable in the United Kingdom to schemes of arrangement, which differ from the requirements of US proxy solicitation or tender offer rules. However, if GXO were to elect to implement the Acquisition by means of a Takeover Offer, such Takeover Offer would be made in compliance with all applicable laws and regulations, including Section 14(e) of the US Exchange Act and Regulation 14E thereunder. Such a Takeover Offer would be made in the United States by GXO and no one else. In addition to any such Takeover Offer, GXO, certain affiliated companies and the nominees or brokers (acting as agents) of GXO may make certain purchases of, or arrangements to purchase, shares in Wincanton outside such Takeover Offer during the period in which such Takeover Offer would remain open for acceptance. If such purchases or arrangements to purchase were to be made, they would be made outside the United States and would comply with applicable law, including the US Exchange Act.

None of the securities referred to in this Announcement have been approved or disapproved by the US Securities and Exchange Commission, any state securities commission in the United States or any other US regulatory authority, nor have such authorities passed upon or determined the adequacy or accuracy of the information contained in this Announcement. Any representation to the contrary is a criminal offence in the United States.

Wincanton’s financial statements, and all financial information that may be included in the Scheme Document, have been prepared in accordance with accounting standards applicable in the United Kingdom and may not be comparable to financial statements of companies in the United States or other companies whose financial statements are prepared in accordance with generally accepted accounting principles in the United States.

It may be difficult for United States holders of Wincanton Shares to enforce their rights and any claim arising out of the United States federal laws, since Wincanton is located in a non-United States jurisdiction, and some or all of their officers and directors may be residents of a non-United States jurisdiction. United States holders of Wincanton Shares may not be able to sue a non-United States company or its officers or directors in a non-United States court for violations of the United States securities laws. Further, it may be difficult to compel a non-United States company and its affiliates to subject themselves to a United States court’s judgement.

Unless otherwise determined by GXO or required by the Code and permitted by applicable law and regulation, the Acquisition is not being made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote, or procure the vote, in favour of the Scheme and the Acquisition by any such use, means, instrumentality or from within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Announcement and all documents relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving this Announcement and all documents relating to the Acquisition (including custodians, nominees and trustees) must observe these restrictions and must not mail or otherwise distribute or send them in, into or from such jurisdictions where to do so would violate the laws in that jurisdiction. If the Acquisition is implemented by way of a Takeover Offer (unless otherwise permitted by applicable law and regulation), the Takeover Offer may not be made directly or indirectly, in or into, or by the use of mails or any means or instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Takeover Offer may not be capable of acceptance by any such use, means, instrumentality or facilities.

The availability of the Acquisition to Wincanton Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom should inform themselves of, and observe, any applicable requirements. In particular, the ability of persons who are not resident in the United Kingdom to vote their Wincanton Shares with respect to the Scheme at the Meetings, or to appoint another person as proxy to vote at the Meetings on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located.

The Acquisition is subject to the applicable requirements of the Code, the Panel, and the London Stock Exchange.

If GXO were to elect to implement the Acquisition by means of a Takeover Offer and it was determined that Rule 14e-5 of the US Exchange Act applied to the Takeover Offer, then in accordance with normal UK practice and pursuant to Rule 14e-5(b) of the US Exchange Act, GXO or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, Wincanton Shares outside the United States, other than pursuant to the GXO proposal, before or during the period in which the GXO proposal, if made, remains open for acceptance. Also, in such circumstances, in accordance with Rule 14e-5(b) of the US Exchange Act, Rothschild & Co, BofA Securities, HSBC, Deutsche Numis and UBS and their respective affiliates may continue to act as exempt principal traders in Wincanton securities on the London Stock Exchange. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the United Kingdom, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website, www.londonstockexchange.com.

Forward-looking statements

This Announcement (including information incorporated by reference in this Announcement), oral statements made regarding the Acquisition, and other information published by GXO and Wincanton contain statements which are, or may be deemed to be, "forward-looking statements", including for the purposes of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of GXO and Wincanton about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Acquisition on GXO and Wincanton, the expected timing and scope of the Acquisition and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as "plans", "expects" or "does not expect", "is expected", "is subject to", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "should", "would", "might" or "will" be taken, occur or be achieved. Forward-looking statements may include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of GXO's or the Wincanton Group's operations and potential synergies resulting from the Acquisition; and (iii) the effects of global economic conditions and government regulation on GXO's or the Wincanton Group's business. Although GXO and Wincanton believe that the expectations reflected in such forward-looking statements are reasonable, GXO and Wincanton can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the satisfaction of the Conditions and the risks discussed in GXO’s filings with the SEC, as well as additional factors, such as: economic conditions generally; supply chain challenges, including labour shortages; competition and pricing pressures; GXO and/or Wincanton’s ability to align GXO and/or Wincanton’s investments in capital assets, including equipment, service centres and warehouses, to their respective customers’ demands; GXO and/or Wincanton’s ability to successfully integrate and realise anticipated benefits, synergies, cost savings and profit improvement opportunities with respect to acquired companies, including the Acquisition; acquisitions may be unsuccessful or result in other risks or developments that adversely affect GXO and/or Wincanton’s financial condition and results; GXO and/or Wincanton’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; GXO and/or Wincanton’s ability to raise debt and equity capital; litigation; labour matters, including GXO and/or Wincanton’s ability to manage its subcontractors, and risks associated with labour disputes at GXO and/or Wincanton’s customers and efforts by labour organizations to organize its employees; risks associated with defined benefit plans for GXO and/or Wincanton’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fluctuations in customer confidence and spending; issues related to GXO and/or Wincanton’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; natural disasters, terrorist attacks or similar incidents; a material disruption of GXO and/or Wincanton’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; and the inability to implement technology initiatives or business systems successfully. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. Neither GXO nor Wincanton, nor any of their respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including under the UK Listing Rules and the Disclosure and Transparency Rules of the FCA), neither GXO or Wincanton is under any obligation, and GXO and Wincanton expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Publication on website and hard copies

A copy of this Announcement and the documents required to be published pursuant to Rule 26 of the Code will be available free of charge, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on Wincanton’s website at https://www.wincanton.co.uk/investors/ and on GXO’s website.

Neither the content of any website referred to in this Announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this Announcement.

In accordance with Rule 30.3 of the Code, Wincanton Shareholders, persons with information rights and participants in the Wincanton Share Plans may request a hard copy of this Announcement by contacting Equiniti during business hours on +44 (0)371 384 2050 or by submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, United Kingdom. Calls outside the United Kingdom will be charged at the applicable international rate. The helpline is open between 8.30 a.m. to 5.30 p.m. (London time), Monday to Friday, excluding public holidays in England and Wales. Please note that Equiniti cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes. If a Wincanton Shareholder has received this Announcement in electronic form, hard copies of this Announcement and any document or information incorporated by reference into this Announcement will not be provided unless such a request is made.